                                                                    EXHIBIT 99.1

                                  LAND O'LAKES
                                  NEWS RELEASE

FOR MORE INFORMATION CONTACT:

         Lydia Botham      651-481-2123
         David Karpinski   651-481-2360

LAND O'LAKES REVISES YEAR-END FINANCIALS UPWARD

February 11, 2005 (Arden Hills, MN) ... Land O'Lakes, Inc., today reported revised 2004 net earnings of $21.4 million, up from $20.1 million as reported on February 3. The $1.3 million improvement was due to a change in the tax provision. Separately, certain reclassifications have been made to balance sheet accounts. None of the changes had any impact on reported cash flow or EBITDA. Revised financial statements follow. Please see our press release dated February 3, 2005 for a full discussion of our operating and financial results.

Land O'Lakes is a national, farmer-owned food and agricultural cooperative, with annual sales of more than $7 billion. Land O'Lakes does business in all 50 states and more than 50 countries. It is a leading marketer of a full line of dairy-based consumer, foodservice and food ingredient products across the United States; serves its international customers with a variety of food and animal feed ingredients; and provides farmers and local cooperatives with an extensive line of agricultural supplies (feed, seed, crop nutrients and crop protection products) and services.

                               LAND O'LAKES, INC.
                           Consolidated Balance Sheets
                                ($ in thousands)

                                                                           DECEMBER 31,          DECEMBER 31,
                                                                               2004                  2003
-------------------------------------------------------------------------------------------------------------
ASSETS
Current assets:
     Cash and short-term investments                                      $    73,136           $   110,274
     Restricted cash                                                           20,338                20,118
     Receivables, net                                                         558,841               604,438
     Inventories                                                              454,015               473,391
     Prepaid expenses                                                         284,484               242,923
     Other current assets                                                      73,560                72,110
-------------------------------------------------------------------------------------------------------------
         Total current assets                                               1,464,374             1,523,254

Investments                                                                   470,550               503,452
Property, plant and equipment, net                                            610,012               617,386
Property under capital lease, net                                             100,179               109,145
Goodwill                                                                      331,582               373,083
Other intangibles                                                              99,016               102,938
Other assets                                                                  124,069               143,871
-------------------------------------------------------------------------------------------------------------
         Total assets                                                     $ 3,199,782           $ 3,373,129
=============================================================================================================

LIABILITIES AND EQUITIES
Current liabilities:
     Notes and short-term obligations                                     $    51,753           $    80,703
     Current portion of long-term debt                                         10,680                 7,841
     Current portion of obligations under capital lease                        10,378                10,399
     Accounts payable                                                         813,328               741,989
     Accrued expenses                                                         228,435               230,250
     Patronage refunds and other member equities payable                       22,317                19,449
-------------------------------------------------------------------------------------------------------------
         Total current liabilities                                          1,136,891             1,090,631

Long-term debt                                                                933,236             1,065,382
Obligations under capital lease                                                90,524                99,650
Employee benefits and other liabilities                                       174,877               175,363
Minority interests                                                              9,350                62,739

Equities:
     Capital stock                                                              2,059                 2,125
     Member equities                                                          852,759               866,586
     Accumulated other comprehensive loss                                     (73,792)              (65,685)
     Retained earnings                                                         73,878                76,338
-------------------------------------------------------------------------------------------------------------
         Total equities                                                       854,904               879,364
-------------------------------------------------------------------------------------------------------------
Commitments and contingencies
-------------------------------------------------------------------------------------------------------------
Total liabilities and equities                                            $ 3,199,782           $ 3,373,129
=============================================================================================================

                               LAND O'LAKES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                ($ IN THOUSANDS)


                                                              THREE MONTHS ENDED                  TWELVE MONTHS ENDED
                                                                  DECEMBER 31,                        DECEMBER 31,
                                                       ----------------------------------   --------------------------------

                                                            2004              2003              2004              2003
-----------------------------------------------------  ----------------  ----------------   --------------    --------------
Net sales                                                  $ 1,897,218       $ 1,879,097      $ 7,676,492       $ 6,269,185
Cost of sales                                                1,709,961         1,680,869        7,082,784         5,684,953
-----------------------------------------------------  ----------------  ----------------   --------------    --------------
Gross profit                                                   187,257           198,228          593,708           584,232

Selling, general and administrative                            130,864           121,635          500,935           464,610
Restructuring and impairment charges                             5,599             3,173            7,815             6,342
-----------------------------------------------------  ----------------  ----------------   --------------    --------------
Earnings from operations                                        50,794            73,420           84,958           113,280

Interest expense, net                                           20,567            22,239           83,114            80,972
Gain on legal settlements                                       (1,118)             (310)          (5,415)          (22,842)
Other income, net                                                 (481)             (914)          (2,061)           (1,586)
Equity loss in (earnings of) affiliated companies                3,263            (1,281)         (58,412)          (57,249)
Loss on impairment of investment                                36,500                 -           36,500                 -
Minority interest in earnings of subsidiaries                      325             2,727            1,648             6,366
-----------------------------------------------------------------------  ----------------   --------------    --------------
(Loss) earnings before income taxes and discontinued
operations                                                      (8,262)           50,959           29,584           107,619
Income tax expense                                               1,803            10,493            1,404            20,703
-----------------------------------------------------  ----------------  ----------------   --------------    --------------
Net (loss) earnings from continuing operations                 (10,065)           40,466           28,180            86,916
Loss from discontinued operations, net of income tax
benefit                                                           (488)           (1,391)          (6,747)           (4,922)
-----------------------------------------------------  ----------------  ----------------   --------------    --------------
Net (loss) earnings                                        $   (10,553)      $    39,075      $    21,433          $ 81,994
=====================================================  ================  ================   ==============    ==============

                               LAND O'LAKES, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                ($ IN THOUSANDS)

                                                                                    TWELVE MONTHS ENDED
                                                                                         DECEMBER 31,
                                                                            ------------------------------------


                                                                                  2004                2003
                                                                            ---------------    -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
       Net earnings                                                              $  21,433            $  81,994
       Loss from discontinued operations, net of income tax benefit                  6,747                4,922
       Adjustments to reconcile net earnings to net
         cash provided by operating activities:
           Depreciation and amortization                                           107,214              111,500
           Amortization of deferred financing costs                                  5,625                7,736
           Bad debt expense                                                          2,351                5,214
           Proceeds from patronage revolvement received                              6,043                5,000
           Non-cash patronage income                                                (1,355)              (3,578)
           Receivable from legal settlement                                              -               96,707
           Deferred income tax (benefit) expense                                    (4,977)              11,675
           Decrease in other assets                                                  5,740                5,865
           Decrease in other liabilities                                            (3,499)              (2,216)
           Restructuring and impairment charges                                     44,315                6,342
           Gain from divestiture of businesses                                      (1,438)                (684)
           Equity in earnings of affiliated companies                              (58,412)             (57,249)
           Minority interests                                                        1,648                6,366
           Other                                                                    (1,239)             (12,125)
       Changes in current assets and liabilities, net of divestitures:
           Receivables                                                              37,586              (46,484)
           Inventories                                                              15,105              (14,314)
           Other current assets                                                    (36,152)             (56,926)
           Accounts payable                                                         72,378               36,345
           Accrued expenses                                                        (17,089)              44,400
----------------------------------------------------------------------------------------------------------------
        NET CASH PROVIDED BY OPERATING ACTIVITIES                                  202,024              230,490

CASH FLOWS FROM INVESTING ACTIVITIES:
       Additions to property, plant and equipment                                  (96,099)             (71,651)
       Purchase of minority interest                                               (12,150)                   -
       Payments for investments                                                       (703)             (10,047)
       Net proceeds from divestiture of businesses                                  13,068                1,815
       Proceeds from sale of investments                                             2,342                3,000
       Proceeds from sale of property, plant and equipment                          11,990               21,727
       Dividends from investments in affiliated companies                           47,846               37,356
       Increase in restricted cash                                                    (220)             (20,118)
       Other                                                                           860                3,667
----------------------------------------------------------------------------------------------------------------
       NET CASH USED BY INVESTING ACTIVITIES                                       (33,066)             (34,251)

CASH FLOWS FROM FINANCING ACTIVITIES:
       (Decrease) increase in short-term debt                                      (28,616)              11,683
       Proceeds from issuance of long-term debt                                     17,416              185,037
       Principal payments on long-term debt                                       (146,011)            (304,910)
       Principal payments on obligations under capital lease                       (10,367)              (9,590)
       Payments for debt issuance costs                                             (4,323)              (3,486)
       Payments for redemption of member equities                                  (34,615)             (24,380)
       Other                                                                          (304)                (688)
----------------------------------------------------------------------------------------------------------------
       NET CASH USED BY FINANCING ACTIVITIES                                      (206,820)            (146,334)
       NET CASH PROVIDED (USED) BY DISCONTINUED OPERATIONS                             724               (3,958)
----------------------------------------------------------------------------------------------------------------
       NET (DECREASE) INCREASE IN CASH AND SHORT-TERM INVESTMENTS                  (37,138)              45,947

CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF YEAR                               110,274               64,327
----------------------------------------------------------------------------------------------------------------
CASH AND SHORT-TERM INVESTMENTS AT END OF YEAR                                   $  73,136            $ 110,274
================================================================================================================

                               LAND O'LAKES, INC.
                                     EBITDA
                                ($ in thousands)


                                                                             Three Months Ended               TWELVE MONTHS ENDED
                                                                                DECEMBER 31,                      DECEMBER 31,
                                                                    --------------------------------------   -----------------------


                                                                          2004                2003                    2004
------------------------------------------------------------------  ------------------  ------------------   -----------------------
NET (LOSS) EARNINGS                                                 $         (10,553)  $          39,075    $               21,433
Income tax expense                                                              1,803              10,493                     1,404
Minority interest in earnings of subsidiaries                                     325               2,727                     1,648
Equity in loss (earnings) of affiliated companies                               3,263              (1,281)                  (58,412)
Interest expense, net                                                          20,567              22,239                    83,114
Cash patronage income                                                           2,351                  79                     5,254
Joint venture cash distributions                                               15,091              32,166                    49,785
Depreciation and amortization                                                  25,859              29,176                   107,214
Non-cash impairment charges                                                    39,303               2,468                    41,875
One-time items included (excluded) in bank EBITDA                                (316)              1,700                    (1,573)
Restructuring charges less cash paid                                            4,070                 142                     2,368
Unrealized hedging (gain) loss                                                 (4,838)            (12,565)                   23,512
Unrestricted entities - EBITDA                                                 (5,000)            (25,199)                  (50,158)
------------------------------------------------------------------  ------------------  ------------------   -----------------------
 BANK EBITDA (1)                                                    $          91,925   $         101,220    $              227,464
==================================================================  ==================  ==================   =======================

BANK COVENANTS                                                                                                     LTM 12/31/04
--------------

Interest expense coverage ratio - required  >   2.5                                                                          3.23 x
                                            -
Leverage ratio - required   <   4.5                                                                                          3.17 x
                            -

Consolidated cash interest expense (2)
--------------------------------------

INTEREST EXPENSE                                                                                             $               83,114
Unrestricted subs interest expense                                                                                          (14,483)
Interest earned                                                                                                               6,260
Change in accrued interest                                                                                                     (878)
Interest in discontinued operations                                                                                           2,065
Non-cash amortized financing costs                                                                                           (5,625)
                                                                                                             -----------------------
   TOTAL BANK CONSOLIDATED CASH INTEREST EXPENSE                                                             $               70,453
                                                                                                             =======================

Consolidated Indebtedness (3)
-----------------------------

TOTAL INDEBTEDNESS (INCLUDES CAPITAL LEASES AND CAPITAL SECURITIES)                                          $            1,096,571
Less capital securities                                                                                                    (190,700)
Less CPI capital lease                                                                                                      (90,375)
Less MoArk capital lease                                                                                                    (10,527)
Less MoArk debt                                                                                                             (73,471)
Less CPI bonds                                                                                                              (10,000)
Less other unrestricted subs debt                                                                                              (196)
                                                                                                             -----------------------
   TOTAL BANK CONSOLIDATED INDEBTEDNESS                                                                      $              721,302
                                                                                                             =======================

------------
(1) As calculated as per the Senior Credit Agreements.
(2) Dividends on capital securities are included in interest expense.
(3) Capital securities and external debt of unrestricted subsidiaries are excluded from the bank indebtedness calculation as per the Senior Credit Agreements.